Slide: 1 Title: Presentation to Investors TOWER GROUP, INC.  to acquire CASTLEPOINT HOLDINGS, LTD. AUGUST 5, 2008(Gp:) TOWER GROUP, INC.

Slide: 2 Title: Forward-Looking Statements Body: The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of CastlePoint and Tower Group, Inc. (“Tower”) may include forward-looking statements that reflect CastlePoint’s and Tower’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of CastlePoint, Tower, and the combined company to differ materially from those indicated in these statements.  The following factors, among others, could cause or contribute to such material differences:  the ability to obtain governmental approvals or rulings on or regarding the transaction on the proposed terms and schedule; the failure of the shareholders of CastlePoint or the stockholders of Tower to approve the amalgamation; the failure to satisfy the closing conditions to the transaction; the risk that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the amalgamation making it difficult to maintain relationships with customers, employees, brokers and managing general agents; the risk that the U.S. or Bermuda tax authorities may view the tax treatment of merger and/or the other transactions contemplated by the merger agreement differently from CastlePoint and Tower’s tax advisors; costs relating to the transaction; ineffectiveness or obsolescence of the business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than the underwriting, reserving or investment practices of CastlePoint or Tower anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of CastlePoint and Tower 's investments; changes in regulations or laws applicable to CastlePoint, Tower and their respective subsidiaries, brokers or customers, including tax laws in Bermuda and the United States; acceptance of products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of CastlePoint's or Tower’s reinsurers to pay claims timely or at all; decreased demand for CastlePoint or Tower’s insurance or reinsurance products; the effects of mergers, acquisitions and divestitures in the insurance and reinsurance sectors; changes in rating agency policies or practices; changes in legal theories of liability under CastlePoint and Tower’s insurance policies or the policies that it reinsures; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and neither CastlePoint nor Tower undertake any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.  The proposed acquisition will be submitted to shareholders of Tower and CastlePoint for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed acquisition when it becomes available because it will contain important information.  Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and CastlePoint, without charge, at the Securities Exchange Commission’s Internet site (www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by accessing the companies’ websites:  http://www.twrgrp.com/  or   http://www.castlepoint.bm/   Tower and CastlePoint, their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the shareholders of Tower and/or CastlePoint in respect of the proposed acquisition. Information regarding Tower’s directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by Tower on April 11, 2008, and information regarding CastlePoint’s directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by CastlePoint on April 29, 2008. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available.

Slide: 3 Title: Transaction Summary  Transaction  Tower Group, Inc. (TWGP) to acquire CastlePoint Holdings, Ltd. (CPHL)  Valuation   $12.68 per CPHL share based on TWGP’s closing price on 8/4/2008 Final price is based on the 15 day volume weighted average price measured 5 days prior to close  Consideration  Fixed exchange ratio of 0.47 TWGP common plus $1.83 cash per CPHL share  Collar has a cap of $26.00 and floor of $20.00  between $17.50 and $20.00, a fixed value per share of $11.23 including the dividend  below $17.50, a fixed exchange ratio of 0.5371  Taxable to CastlePoint shareholders  Expected Closing  December 2008  Approvals  Tower and CastlePoint shareholder approvals and customary regulatory     approvals  Financing  No external financing required

Slide: 4 Title: Financially Compelling Body: Financially Compelling for Tower Shareholders Strengthens Tower’s capital base to support future growth 21% accretive to 2008 estimated year end BVPS 2009 EPS guidance of $3.20 to $3.40.  Financially Compelling for CastlePoint Shareholders CastlePoint valued at a 42.8% premium to 8/04/08 closing price of $8.88 per share Consideration represents 1.16x 3/31/08 Book Value (1)(2), 7.25x 2008 IBES Earnings (1)(2) Opportunity for CastlePoint shareholders to participate in potential Tower share price appreciation   Based on 3/31/08 book value and IBES consensus estimates.  Based on the closing price prior to announcement.

Slide: 5 Title: Strategic Rationale Body: Increased Financial Strength and Flexibility Addresses Tower’s need to increase its own capital  Creates additional capacity by utilizing Tower’s hybrid business model to access other reinsurers and insurance companies Allows Redeployment of CastlePoint’s Capital to Primary Insurance  Increase ROE from less than 15% to Tower’s target ROE of 18% to 20% by redeploying more of CastlePoint’s capital to primary insurance, organically and through acquisitions Higher ROE offsets the advantage of Bermuda platform Provides Expansion and Diversification of Revenues and Distribution Channels Effectively manage market cycle risks by diversifying sources of revenue and distribution channels Improves Corporate Governance, Achieves Cost Savings and Efficiency Eliminates dual CEO, conflicts of interests  Enables greater efficiency and cost savings from operating one rather than two public companies

Slide: 6 Title: Increased Financial Strength and Flexibility Body: Significantly Increases Tower’s Projected Stockholders’ Equity from Approximately   $357 MM to Approximately $745 MM at year-end 2008 Addresses Tower’s Need For Capital to Support Growth  Reached a limit (50% of total business) on using CastlePoint to support organic growth  Provides capital to make acquisitions Creates Approximately $500 MM of Potential Excess Capacity in CastlePoint by Accessing Tower’s Hybrid Business Model Up to $370 MM capacity can be created in 2009 by shifting internal (Tower and CPIC) reinsurance business from CP Re to other reinsurers at more favorable terms and conditions Up to $130 MM capacity can be created in 2009 by placing reinsurance on existing CP business

Slide: 7 Title: Reallocate Capital from Reinsurance to Primary Insurance Body: Market Conditions Have Significantly Changed Tower: Soft market conditions create opportunities for Tower to grow through acquisition of small insurance companies and managing general agents  CastlePoint:  Soft market conditions favor a strategy of originating primary business (organically or through acquisitions) and ceding to reinsurers Increase Shareholder Value by Reallocating Capital to Primary Business  Allocate capital from reinsurance (generates 92% combined ratio) to higher margin primary business (generates 85% combined ratio) substantially offsetting Bermuda tax advantages  Allocate capital to finance acquisition of primary insurance companies and managing general agencies Increase CastlePoint’s ROE to Tower’s Target of 18% to 20% As CastlePoint’s capital is reallocated to higher margin business, CastlePoint’s ROE increases to Tower’s target of 18% to 20% Tower has a demonstrated track record of quickly deploying capital to achieve its target ROE (after IPO in 2004, follow on offering in 2007 and post acquisitions)

Slide: 8 Title: Increasing ROE Using Tower’s Hybrid Business Model   Gradual increase in ROE to target 18% to 20%    Return on Equity (%)  $500 MM Excess Capacity  20.4%  16.4%  18% - 20%  Premium to Equity Leverage  95%  5%  1.4x  Note: All projections are provided by Tower

Slide: 9 Title: Expansion and Diversification of Revenues nd Distribution Channels  Body: Projected 2009 GWP Total Combined: $1.1 – $1.2 billion Creates Multiple Distribution System Tower - brokerage business from retail and wholesale agents  CastlePoint - program business from program underwriting agents and primary risk sharing and reinsurance business from small insurance companies Diversified Sources of Revenues Allows Combined Entity to Effectively Manage Market Cycle Risks

Slide: 10 Title: Improved Corporate Governance, Cost Savings and Efficiency Body: Improved Corporate Governance  Eliminates dual CEO and conflict of interest issues CEO and senior management can focus on business rather than managing conflicts Resolves uncertainty regarding future strategic relationship between two companies  Cost Savings and Efficiency Greater efficiency and cost savings from operating one rather than two public companies Management talent can be pooled Profit center resources can be shared to bring greater productivity

Slide: 11 Title: Post-Transaction Business Structure Body: Business Units Tower and CastlePoint expect to conduct business at the same business locations utilizing their respective business platforms and corporate names   Tower will continue to focus on underwriting its brokerage business through retail and wholesale agents  CastlePoint will continue to provide its programs, risk sharing and reinsurance solutions to its program underwriting and insurance company clients  Legal Structure Results in CastlePoint Holdings being a controlled foreign corporation subject to U.S. taxation CastlePoint Insurance Company and CastlePoint Management will be consolidated operationally with Tower’s U.S. operations CP Re to continue to operate as a Bermuda based reinsurer  Board Composition CastlePoint’s three independent board members will join Tower’s Board to comprise seven independent and two executive members Senior Management Michael H. Lee will remain the Chairman & CEO of the combined organization and CastlePoint’s senior management team will be combined with Tower’s senior management team

Slide: 12 Title: Transaction Process Body: Special Committees Formed in the Summer of 2007 Tower’s Special Committee Retained Its Own Financial Advisor (Lazard Frères & Co. LLC) and Legal Advisor (Debevoise & Plimpton LLP) to Advise Them on the Transaction CastlePoint’s Special Committee Retained Its Own Financial Advisor (Goldman, Sachs & Co.) and Legal Advisor (Sullivan & Cromwell LLP) to Advise Them on the Transaction

Slide: 13 Title: Summary Body: Financially Compelling Increased Financial Strength and Flexibility Reallocation of Capital to Primary Insurance Expanded and Diversified Revenue Sources  Improved Corporate Governance

Slide: 14 (Gp:) TOWER GROUP, INC. (Gp:) 120 Broadway, 31st Floor, New York, NY 10271 www.twrgrp.com (Gp:) Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda